Exhibit 99.2

1 ™ Trademark of Trinseo S.A. or its affiliates ™ Trademark of Trinseo S.A. or its affiliates August 8, 2019 Second Quarter 2019 Financial Results

2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —“Risk Factors” and elsewhere in our other reports filed with the U.S. Securities and Exchange Commission. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section of this presentation. Introductions • Frank Bozich, President & CEO • David Stasse, Executive Vice President & CFO Introductions & Disclosure Rules

3 *See Appendix for a reconciliation of non-GAAP measures. Highlights • Continued challenging macroeconomic environment impacting most segments; Boehlen styrene outage unfavorable impact of $12 million • Strong performance in Polystyrene and Americas Styrenics, sequential improvement in Latex Binders and Synthetic Rubber 2019 Outlook Q2 2019 Results • Cash from operations of $81 million and Free Cash Flow* of $58 million • Cash from operations of $234 million and Free Cash Flow* of $186 million in the first half of 2019 Q2 Cash Generation • Net income of $148 million to $177 million and Adjusted EBITDA* of $410 million to $450 million • Reflects weak conditions in the global styrene, ABS, and polycarbonate markets • Advancing circular solutions as part of our ongoing sustainability and corporate social responsibility efforts • Continue to evaluate strategic options for polycarbonate manufacturing facility in Stade • Business excellence initiatives underway to improve profitability Key Initiatives

Sustainability and CSR Highlights 2018

TRINSEO

Sustainability Journey



- Completed a stakeholder analysis as part of Global Reporting Initiative reporting standards; distilled feedback to determine material topics for stakeholders and Trinseo
- GRI Standards: Core Option
- Increase transparency and accountability

Safety



- Trinseo is top decile performer
- Injury rate was **0.21**, per 200,000 hours worked*
- Safety policy includes both employees and contractors in injury count, unlike many peers.

Industry Injury Rate Comparison



4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.60
0.70
0.21
All Manufacturing**
ACC Member Companies***
Trinseo

Products & Innovations



PLASTICS

- Advanced resins for smart devices and smart homes
- Polymers for electric vehicles, providing lighter weight and aesthetic interiors
- Introduced newest lightweight footwear solutions with APILON™ 52EXP and APILON™ LIGHT

LATEX BINDERS

- VOLTABOND™ Latex Binders offer highly efficient adhesives inside lithium ion batteries

SYNTHETIC RUBBER

- New capabilities for SSBR Rubber used in high performance tires to reduce rolling resistance, improve fuel efficiency of vehicles

Environmental Protection

Since 2011, Trinseo has reduced:



- Electricity usage by **10%**
- Water consumption by **31%**
- Total waste by **36%**
- Green House Gas (GHG) emissions by **48%**
- Volatile Organic Compounds (VOC) emissions by **51%**
- Nitrogen Oxide (NOx) by **27%**

Corporate Citizenship



- Trinseo employees spent nearly **2,400 hours** supporting local organizations during 2018 Volunteer Days, with more than **20 event locations** across the globe

* According to OSHA methodology. ** According to Bureau of labor Statistics for 2016 (latest available US only). *** According to the American Chemistry Council, 2016 (latest available)

4

Trinseo Q2 2019 Financial Results

TRINSEO

Net Sales & Net Income ($MM)



Q2'19
Q2'18
$952
$1,237
$28
$98
Net Sales
Net Income

Net Sales

Vol	Price	FX	Total
(9%)	(11%)	(3%)	(23%)

EPS ($)



Q2'19
Q2'18
$0.68
$2.24
$0.99
$2.40
Diluted EPS
Adj EPS*

Adjusted EBITDA* ($MM)



$103
$170
Q2'19
Q2'18

- **Price decline due mainly to the pass-through of lower styrene and butadiene costs**
- **Decline in earnings versus prior year due to lower volumes and margins across several segments from market weakness including the global automotive and tire markets, exacerbated by the continued economic slowdown in China**
- **Boehlen styrene production outage resulted in a $12 million unfavorable impact during the quarter**

* See Appendix for a reconciliation of non-GAAP measures.

5

6 • Lower net sales due to lower raw material pass-through and pricing pressure • Adjusted EBITDA lower than prior year due to margin compression from market competitiveness and net timing impacts Latex Binders $230 $281 Q2'19 Q2'18 Net Sales ($MM) $21 $36 Q2'19 Q2'18 Adjusted EBITDA ($MM) 128 131 Q2'19 Q2'18 Volume (kt) Vol Price FX Total (2%) (14%) (2%) (18%)

7 • Lower volume in ESBR and, to a lesser extent, SSBR caused by slowdown in auto production globally and weakness in Europe and Asia replacement tire markets • Continued margin pressure in ESBR from market weakness, particularly in China Synthetic Rubber $112 $155 Q2'19 Q2'18 Net Sales ($MM) $13 $31 Q2'19 Q2'18 Adjusted EBITDA ($MM) 58 73 Q2'19 Q2'18 Volume (kt) Vol Price FX Total (18%) (5%) (5%) (28%)

8 • Lower net sales from raw material pass-through and continued pricing pressure in polycarbonate • Adjusted EBITDA below prior year due to lower polycarbonate and ABS margins driven primarily by weak China demand Performance Plastics $347 $413 Q2'19 Q2'18 Net Sales ($MM) $34 $49 Q2'19 Q2'18 Adjusted EBITDA ($MM) 158 160 Q2'19 Q2'18 Volume (kt) Vol Price FX Total (1%) (12%) (3%) (16%)

9 • Lower volume versus prior year due to customer restocking in Q2 2018 versus customer destocking in Q2 2019 • Adjusted EBITDA higher versus prior year due to business excellence initiatives Polystyrene $207 $286 Q2'19 Q2'18 Net Sales ($MM) $16 $14 Q2'19 Q2'18 Adjusted EBITDA ($MM) 149 173 Q2'19 Q2'18 Volume (kt) Vol Price FX Total (14%) (11%) (3%) (27%)

10 • Lower industry styrene margins versus 2018 from weaker market conditions and a lower level of industry unplanned outages • Boehlen outage resulted in an unfavorable $12 million impact; resumed operations at end of July Feedstocks & Americas Styrenics ($1) $32 Q2'19 Q2'18 Adjusted EBITDA ($MM) FEEDSTOCKS • Dividends: $40 million in Q2 2019 • Earnings higher than prior year due to production outage in Q2 ‘18 • No impacts from Hurricane Barry AMERICAS STYRENICS $40 $33 Q2'19 Q2'18 Adjusted EBITDA ($MM)

11 Q3 and Full Year 2019 Outlook Q3 2019 – Similar business environment to Q1 and Q2 • Higher expected Feedstocks EBITDA versus Q2 due to the restart of Boehlen, Germany styrene plant at the end of July, partially offset by lower styrene margins • Lower expected equity affiliate income from Americas Styrenics versus Q2 due to declining styrene margins • Similar sequential performance across remaining segments Full Year 2019 • Net Income of $148 million to $177 million and Adjusted EBITDA* of $410 million to $450 million – reflects current conditions in the global styrene, ABS and polycarbonate markets and overall weaker than expected market dynamics • Cash from operations of $335 million to $375 million and Free Cash Flow* of $210 million to $250 million – assumes minimal sources / uses in working capital over the second half of the year *See Appendix for a reconciliation of non-GAAP measures.

12 12 Appendix

13 US GAAP to Non-GAAP Reconciliation NOTE: For definitions of non-GAAP measures refer to the accompanying Exhibit 99.1 – Press Release, August 8, 2019. Totals may not sum due to rounding. Profitability Outlook Year Ended (In $millions, unless noted) Dec 31, 2019 Adjusted EBITDA 410 - 450 Interest expense, net (42) Provision for income taxes (57) - (68) Depreciation and amortization (137) Reconciling items to Adjusted EBITDA (26) Net Income 148 - 177 Reconciling items to Net Income 22 Adjusted Net Income 170 - 199 Weighted avg shares - diluted (MM) 41.0 EPS - diluted ($) 3.60 - 4.31 Adjusted EPS ($) 4.15 - 4.86 Cash Outlook Year Ended (In $millions) Dec 31, 2019 Cash provided by operating activities 335 - 375 Capital expenditures (125) Free Cash Flow 210 - 250

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2 '19	2016	2017	2018
Net Income	**117.3**	**60.2**	**33.2**	**117.7**	**120.3**	**98.3**	**74.7**	**(0.9)**	**35.8**	**28.0**	**318.3**	**328.3**	**292.5**
Interest expense, net	18.2	18.7	18.4	14.8	14.9	10.8	10.1	10.6	10.2	9.9	75.0	70.1	46.4
Provision for income taxes	29.3	18.8	8.3	26.4	24.9	20.4	19.2	7.3	10.8	15.7	87.0	82.8	71.8
Depreciation and amortization	24.7	26.3	29.2	30.3	31.9	32.3	31.8	34.2	33.9	34.7	96.4	110.6	130.2
EBITDA	189.5	124.0	89.1	189.2	192.0	161.8	135.8	51.2	90.7	88.3	576.7	591.8	540.9
Loss on extinguishment of long-term debt	-	-	65.3	-	-	0.2	-	-	-	-	-	65.3	0.2
Other items	-	-	1.6	(21.6)	2.7	6.8	6.1	7.4	11.1	14.1	(4.4)	(19.9)	22.8
Restructuring and other charges	2.1	1.1	1.5	1.2	0.5	1.2	0.9	5.6	0.4	(0.3)	23.5	6.0	8.2
Net (gains) / losses on dispositions of businesses and assets	(9.9)	-	0.2	-	(0.5)	-	-	(0.5)	(0.2)	-	15.1	(9.7)	(1.0)
Acquisition transaction and integration costs	-	1.1	3.8	(0.1)	0.3	0.2	0.1	-	-	0.7	-	4.7	0.6
Asset impairment charges or write-offs	-	-	4.3	-	-	-	-	1.5	-	-	-	4.3	1.5
Adjusted EBITDA	181.7	126.2	165.8	168.7	195.0	170.2	142.9	65.2	102.0	102.8	610.9	642.5	573.2
Adjusted EBITDA to Adjusted Net Income													
Adjusted EBITDA	181.7	126.2	165.8	168.7	195.0	170.2	142.9	65.2	102.0	102.8	610.9	642.5	573.2
Interest expense, net	18.2	18.7	18.4	14.8	14.9	10.8	10.1	10.6	10.2	9.9	75.0	70.1	46.4
Provision for income taxes - Adjusted	29.5	19.2	21.0	28.4	26.0	22.3	21.9	10.8	12.7	19.1	94.6	98.2	81.0
Depreciation and amortization - Adjusted	24.2	25.8	28.6	30.0	31.7	32.1	31.5	34.0	33.4	33.1	95.4	108.6	129.1
Adjusted Net Income	109.8	62.5	97.8	95.5	122.4	105.0	79.4	9.8	45.7	40.7	345.9	365.6	316.7
Wtd Avg Shares - Diluted (000)	*45,313*	*44,995*	*44,782*	*44,734*	*44,430*	*43,810*	*43,347*	*43,269*	*41,762*	*41,104*	*47,478*	*44,973*	*43,666*
Adjusted EPS - Diluted ($)	*2.42*	*1.39*	*2.18*	*2.14*	*2.76*	*2.40*	*1.83*	*0.23*	*1.09*	*0.99*	*7.28*	*8.13*	*7.25*
Adjustments by Statement of Operations Caption													
Loss on extinguishment of long-term debt	-	-	*65.3*	-	-	*0.2*	-	-	-	-	-	*65.3*	*0.2*
Cost of sales	-	-	*2.4*	*(18.4)*	-	*1.2*	-	*0.6*	-	-	-	*(16.0)*	*1.8*
Selling, general and administrative expenses	*2.1*	*2.2*	*7.6*	*(2.1)*	*3.5*	*6.5*	*7.1*	*13.8*	*11.5*	*14.5*	*25.9*	*9.9*	*30.8*
Other expense (income), net	*(9.9)*	-	*1.4*	-	*(0.5)*	*0.5*	-	*(0.5)*	*(0.2)*	-	*8.3*	*(8.5)*	*(0.5)*
Total EBITDA Adjustments	*(7.8)*	*2.2*	*76.7*	*(20.5)*	*3.0*	*8.4*	*7.1*	*14.0*	*11.3*	*14.5*	*34.2*	*50.7*	*32.3*
Free Cash Flow Reconciliation													
Cash provided by (used in) operating activities	(25.7)	62.3	158.3	196.5	40.8	141.6	56.1	128.0	153.2	80.8	403.7	391.3	366.5
Capital expenditures	(36.0)	(38.2)	(34.6)	(38.5)	(30.6)	(28.9)	(31.5)	(30.5)	(25.0)	(22.6)	(123.9)	(147.4)	(121.4)
Free Cash Flow	(61.7)	24.1	123.7	158.0	10.2	112.7	24.6	97.5	128.2	58.2	279.8	243.9	245.1

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the Company's Form 8-K filed on August 8, 2019. Totals may not sum due to rounding.

14

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	Q1 '19	Q2 '19	2016	2017	2018
Latex Binders	136	141	144	140	136	130	135	125	124	131	129	125	126	128	561	527	510
Synthetic Rubber	66	67	68	72	81	72	62	65	74	73	64	62	65	58	274	280	273
Performance Plastics	152	155	143	137	156	147	153	154	159	160	165	151	164	158	587	610	636
Polystyrene	171	160	152	155	141	156	159	155	140	173	154	161	174	149	637	612	627
Feedstocks	88	88	94	74	76	108	94	102	65	85	107	80	77	57	344	379	336
Trade Volume (kt)	**613**	**611**	**601**	**578**	**591**	**613**	**603**	**601**	**563**	**621**	**619**	**579**	**606**	**551**	**2,402**	**2,408**	**2,382**
Latex Binders	209	232	243	241	289	292	266	250	255	281	278	255	224	230	925	1,097	1,069
Synthetic Rubber	102	111	113	124	163	174	119	127	149	155	138	130	125	112	451	583	573
Performance Plastics	304	326	301	287	337	339	362	381	403	413	401	361	369	347	1,218	1,419	1,578
Polystyrene	208	221	198	201	228	233	238	241	240	286	252	240	228	207	828	941	1,017
Feedstocks	71	79	81	64	87	107	111	103	75	102	131	79	67	55	294	408	387
Net Sales	**894**	**970**	**935**	**917**	**1,104**	**1,145**	**1,097**	**1,102**	**1,122**	**1,237**	**1,200**	**1,065**	**1,013**	**952**	**3,717**	**4,448**	**4,623**
Latex Binders	19	21	30	24	37	36	32	33	27	36	25	22	18	21	94	139	110
Synthetic Rubber	23	30	28	29	46	28	(6)	15	26	31	15	5	9	13	111	83	77
Performance Plastics	59	66	53	53	52	48	62	68	66	49	44	31	36	34	232	231	189
Polystyrene	14	15	11	12	14	7	9	19	10	14	5	6	17	16	52	48	34
Feedstocks	21	33	13	14	42	(1)	46	24	42	32	40	(7)	17	(1)	80	111	107
Americas Styrenics	33	38	34	31	18	30	44	31	46	33	35	31	32	40	136	123	144
Corporate	(25)	(21)	(26)	(22)	(27)	(22)	(22)	(21)	(20)	(25)	(21)	(22)	(26)	(21)	(95)	(92)	(88)
Adjusted EBITDA*	**143**	**182**	**143**	**142**	**182**	**126**	**166**	**169**	**195**	**170**	**143**	**65**	**102**	**103**	**611**	**642**	**573**
Adj EBITDA Variance Analysis																	
Net Timing** Impacts - Fav/(Unfav)																	
Latex Binders	(0)	(4)	2	2	(8)	1	(5)	4	(4)	4	(3)	4	(0)	(1)	(0)	(8)	1
Synthetic Rubber	(4)	3	1	6	16	(4)	(25)	0	2	7	3	(3)	(5)	1	6	(13)	9
Performance Plastics	3	(3)	(1)	1	(2)	(3)	1	2	(0)	(3)	(1)	(5)	(1)	0	0	(2)	(9)
Polystyrene	(1)	1	1	1	4	(5)	1	3	(2)	1	(2)	(7)	2	(0)	2	3	(9)
Feedstocks	(2)	4	1	4	11	(11)	4	7	(3)	0	(2)	(17)	3	1	7	11	(21)
Net Timing Impacts - Fav/(Unfav)**	**(4)**	**0**	**5**	**14**	**22**	**(23)**	**(24)**	**15**	**(7)**	**10**	**(4)**	**(28)**	**(1)**	**1**	**15**	**(9)**	**(30)**

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

* See this Appendix for a reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding. 15